UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 21, 2016

Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
000-16844	PECO ENERGY COMPANY (a Pennsylvania corporation)	23-0970240

P.O. Box 8699

2301 Market Street

Philadelphia, Pennsylvania 19101-8699

(215) 841-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

On September 21, 2016, PECO Energy Company (PECO) issued $300 million aggregate principal amount of its First and Refunding Mortgage Bonds, 1.700% Series due September 15, 2021. See Item 2.03 below for a description of the bonds and related agreements.

Section 2 — Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On September 21, 2016, PECO issued $300 million aggregate principal amount of its First and Refunding Mortgage Bonds, 1.700% Series due September 15, 2021. The bonds were issued pursuant to PECO’s First and Refunding Mortgage, dated as of May 1, 1923, as amended and supplemented and as further amended and supplemented by the One Hundred and Thirteenth Supplemental Indenture, dated as of September 1, 2016 (113th Supplemental Indenture). The bonds were registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (Registration No. 333-213383-04).

PECO will use the net proceeds from the sale of the bonds, together with cash on hand, to refinance at maturity $300,000,000 aggregate principal amount of its 1.20% first and refunding mortgage bonds due October 15, 2016.

The bonds carry an interest rate of 1.700% per annum, which is payable semi-annually on March 15 and September 15, commencing on March 15, 2017. The bonds are redeemable at any time at PECO’s option as provided in the 113th Supplemental Indenture. A copy of the 113th Supplemental Indenture, which establishes the terms of the bonds, is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

In connection with the issuance of the bonds, Ballard Spahr LLP provided PECO with the legal opinions attached to this report as Exhibit 5.1 and Exhibit 8.1.

A copy of the Underwriting Agreement dated September 14, 2016 among PECO, Morgan Stanley & Co. LLC and Credit Agricole Securities (USA) Inc., as representatives of the several underwriters named therein is filed as Exhibit 1.1 to this report.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith and are exhibits to the Registration Statement on Form S-3, Registration No. 333-213383-04, as noted below:

Exhibit No.	Description

1.1	Underwriting Agreement dated September 14, 2016 among PECO, Morgan Stanley & Co. LLC and Credit Agricole Securities (USA) Inc., as representatives of the several underwriters named therein.

4.1	One Hundred and Thirteenth Supplemental Indenture dated as of September 1, 2016 from PECO to U.S. Bank National Association, as trustee.

5.1	Exhibit 5 Opinion of Ballard Spahr LLP

8.1	Exhibit 8 Opinion of Ballard Spahr LLP

* * * * *

This Current Report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by PECO include those discussed herein as well as the items discussed in (1) PECO’s 2015 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 23; (2) PECO’s First and Second Quarter 2016 Quarterly Reports on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operation and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 18; and (3) other factors discussed in filings with the Securities and Exchange Commission by PECO. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. PECO undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PECO ENERGY COMPANY

/s/ Phillip S. Barnett
Phillip S. Barnett
Senior Vice President, Chief Financial Officer and
Treasurer
PECO Energy Company

September 21, 2016

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated September 14, 2015 among Morgan Stanley & Co. LLC and Credit Agricole Securities (USA) Inc., as representatives of the several underwriters named therein.

4.1	One Hundred and Thirteenth Supplemental Indenture dated as of September 1, 2016 from PECO to U.S. Bank National Association, as trustee.

5.1	Exhibit 5 Opinion of Ballard Spahr LLP

8.1	Exhibit 8 Opinion of Ballard Spahr LLP

5